UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

MAYTAG CORPORATION
(Exact name of registrant as specified in its charter)

A Delaware Corporation
(State or other jurisdiction incorporation)

Commission file number 1-655

I.R.S. Employer Identification No. 42-0401785

403 West Fourth Street North, Newton, Iowa 50208
(Address of principal executive offices)

Registrant’s telephone number: 641-792-7000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Public release of material non-public information regarding results of operations and financial condition for a completed period

Attached as Exhibit 99 is Maytag Corporation’s earnings release for the three months ended April 2, 2005. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYTAG CORPORATION
(Registrant)

	By:	/s/ GEORGE C. MOORE

George C. Moore Executive Vice President and Chief Financial Officer
(Date) April 22, 2005

EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.

99          Earnings release for three months ended April 22, 2005.